SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  June 5, 2006

Petroleum Development Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada                                0-7246                                95-2636730

(State or Other Jurisdiction                                      (Commission                                                    (IRS Employer

of Incorporation)                                                       File Number)                                       Identification No.)

103 East Main Street; Bridgeport, WV    26330

(Address of Principal Executive Offices)

Registrant's telephone number, including area code    304-842-3597

no change

(Former Name or Former Address, if Changed Since Last Report

2.02                 Results of Operations and Financial Conditions

On June 2, 2006, the Company issued a news release announcing financial and operating results for the fourth quarter and year ended December 31, 2005.

EXHIBIT INDEX

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.

The slides are filed herewith as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Petroleum Development Corporation

Date  June 5, 2006

By  /s/ Thomas E. Riley

        Thomas E. Riley

        President